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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - October 2, 2002
                                                         ----------------


                         NORTH FORK BANCORPORATION, INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                     1-10458                   36-3154608
         --------                     -------                   ----------
 (State or other jurisdiction    (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)




275 Broadhollow Road
Melville, New York                                 11747
------------------                                 -----
(Address of principal executive offices)         (Zip Code)




Registrant's telephone number, including area code:          (631) 844-1004
                                                             --------------


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ITEM 9.    Regulation FD Disclosure

     North Fork Bancorporation, Inc. issued a press release (See Exhibit 99.1) today announcing that it will host its Second Annual Investor and Analyst Conference on Thursday, October 3, 2002 at the Waldorf Astoria in Manhattan beginning at 8:45 a.m. (EST). The live and archived webcast can be accessed through North Fork Bank's website www.northforkbank.com and click on Investor and Analyst Conference Webcast October 3, 2002.















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                                  SIGNATURE



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 2, 2002








NORTH FORK BANCORPORATION, INC.


By:   /s/  Daniel M. Healy
      -------------------------------
      Daniel M. Healy
      Executive Vice President
      Chief Financial Officer



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